                                                                   Exhibit 10.94
                            PAID AND CANCELLED 2/8/02

                                 PROMISSORY NOTE

         For value received, the undersigned, Robert L. Long (the "Maker") promises to pay to Sun Microsystems, Inc., a Delaware corporation (the "Company"), or order, in lawful money of the United States, the sum of Three Hundred Forty-Three Thousand Six Hundred Thirty-Four dollars ($343,634), plus interest on the outstanding principal amount of this Promissory Note, at a simple interest rate of 2.73% per annum.

         Repayment of the principal amount of this Promissory Note, together with interest accrued thereon, shall be made in full on or before the end of the fifteenth (15th) day following the date on which the Maker is informed by the proper officer of the Company that the Company's trading window applicable to officers subject to Section 16 of the Securities Exchange Act of 1934, as amended, is open (the "Maturity Date"). All money paid toward the satisfaction of this Promissory Note shall be applied first to the payment of expenses and then of interest as required hereunder and then to the retirement of principal.

         No waiver of any rights or remedies hereunder shall be effective unless in writing and signed by the holder; a waiver on one occasion shall not be construed as a bar to or waiver of any right or remedy on a further occasion.

         The Maker agrees to pay all expenses incurred in collection of this Promissory Note including reasonable attorneys' fees.

         The Maker shall have the right to prepay this Promissory Note in full or in part at any prior to the Maturity Date, without penalty.

         The Maker and all endorsers of this Promissory Note hereby waive presentment, demand, protest, notice of nonpayment and protest and any and all lack of diligence or delays that may occur in the collection of this Promissory Note.

         This Promissory Note, including all rights and obligations hereunder, shall be governed by, construed and interpreted in all respects in accordance with laws of the State of Delaware.

         If payment in full is not made at the time set out above, the Maker hereby authorizes and directs the Company to deduct the amounts owed hereunder, as they become due, from the wages, salary and other benefits and remuneration owed Robert L. Long, in accordance with applicable laws, rules and regulations and in such amounts as the Company shall deem appropriate, until payment in full has been made. The failure or inability of the Company to make any such deduction shall not relieve the Maker of his obligations hereunder.

           The obligation of payment under this Promissory Note is secured by a pledge of certain shares of the Company's Common Stock owned by the Maker, under the terms of a Pledge Agreement dated as of the date hereof and entered into between the Maker and the Company (the "Pledge Agreement"), a copy of which is attached hereto as Exhibit A, and is subject to the provisions thereof. Notwithstanding the foregoing, the holder of this Promissory Note shall have full recourse against the Maker and shall not be required to proceed against the collateral securing the Promissory Note in the event of the occurrence of a default or Event of Default under this Promissory Note, the Pledge Agreement or the Stock Option Exercise Notice and Irrevocable Subscription Agreement executed by [Maker] and attached hereto as Exhibit B.

Maker(s)                                                        Date

/s/ Robert L. Long                                        November 12, 2001

---------------------------------                         ----------------------

                            PAID AND CANCELLED 2/8/02


                                 PROMISSORY NOTE


         For value received, the undersigned, Robert L. Long (the "Maker") promises to pay to Sun Microsystems, Inc., a Delaware corporation (the "Company"), or order, in lawful money of the United States, the sum of Two Hundred Fifty Thousand dollars ($250,000), plus interest on the outstanding principal amount of this Promissory Note, at a simple interest rate of 2.73% per annum.

         Repayment of the principal amount of this Promissory Note, together with interest accrued thereon, shall be made in full on or before the end of the fifteenth (15th) day following the date on which the Maker is informed by the proper officer of the Company that the Company's trading window applicable to officers subject to Section 16 of the Securities Exchange Act of 1934, as amended, is open (the "Maturity Date"). All money paid toward the satisfaction of this Promissory Note shall be applied first to the payment of expenses and then of interest as required hereunder and then to the retirement of principal.

         No waiver of any rights or remedies hereunder shall be effective unless in writing and signed by the holder; a waiver on one occasion shall not be construed as a bar to or waiver of any right or remedy on a further occasion.

         The Maker agrees to pay all expenses incurred in collection of this Promissory Note including reasonable attorneys' fees.

         The Maker shall have the right to prepay this Promissory Note in full or in part at any prior to the Maturity Date, without penalty.

         The Maker and all endorsers of this Promissory Note hereby waive presentment, demand, protest, notice of nonpayment and protest and any and all lack of diligence or delays that may occur in the collection of this Promissory Note.

         This Promissory Note, including all rights and obligations hereunder, shall be governed by, construed and interpreted in all respects in accordance with laws of the State of Delaware.

         If payment in full is not made at the time set out above, the Maker hereby authorizes and directs the Company to deduct the amounts owed hereunder, as they become due, from the wages, salary and other benefits and remuneration owed Robert L. Long, in accordance with applicable laws, rules and regulations and in such amounts as the Company shall deem appropriate, until payment in full has been made. The failure or inability of the Company to make any such deduction shall not relieve the Maker of his obligations hereunder.

         The obligation of payment under this Promissory Note is secured by a pledge of certain shares of the Company's Common Stock owned by the Maker, under the terms of a Pledge Agreement dated as of November 12, 2001 and entered into between the Maker and the Company (the "Pledge Agreement"), a copy of which is attached hereto as Exhibit A, and is subject to the provisions thereof. Notwithstanding the foregoing, the holder of this Promissory Note shall have full recourse against the Maker and shall not be required to proceed against the collateral securing the Promissory Note in the event of the occurrence of a default or Event of Default under this Promissory Note, the Pledge Agreement or the Stock Option Exercise Notice and Irrevocable Subscription Agreement executed by Maker and attached hereto as Exhibit B.

Maker(s)                                                            Date

/s/ Robert L. Long                                            January 10, 2002

                                    EXHIBIT A

                             STOCK PLEDGE AGREEMENT

         This STOCK PLEDGE AGREEMENT, dated as of November 12, 2001 (this "Pledge Agreement"), is executed by Robert L. Long, ("Debtor"), in favor of Sun Microsystems, Inc., a Delaware corporation ("Secured Party").

                                    RECITALS

         A. Debtor and the Secured Party have entered into a Stock Option Exercise Notice and Irrevocable Subscription Agreement (the "Subscription Agreement"), dated the date hereof and Debtor has executed a Promissory Note, dated as of the date hereof (the " First Promissory Note"), in favor of the Secured Party in the principal amount of $343,634.

         B. Debtor and the Secured Party may enter into a second Promissory Note (the "Second Promissory Note") in the amount of taxes Debtor will owe in connection with the exercise of the stock options under the Subscription Agreement (collectively the First Promissory Note and the Second Promissory Note shall be referred to as the "Promissory Note").

         C. In order to induce the Secured Party to extend the credit evidenced by the Promissory Note, Debtor has agreed to enter into this Pledge Agreement and to pledge and grant to Secured Party the security interest in the Pledged Collateral described below.

                                PLEDGE AGREEMENT

           NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Debtor hereby agrees with Secured Party as follows:

         1. Definitions and Interpretation. Unless otherwise defined herein, all other capitalized terms used herein and defined in the Promissory Note shall have the respective meanings given to those terms in the Promissory Note, and all terms defined in the California Uniform Commercial Code (the "UCC") shall have the respective meanings given to those terms in the UCC.

         2. The Pledge. To secure the Obligations as defined in Section 3 hereof, Debtor hereby pledges to Secured Party, and grants to Secured Party a security interest in, all of Debtor's right, title and interest, whether now existing or hereafter arising in all instruments, certificated and uncertificated securities, money and general intangibles of, relating to or arising from the following property (the "Pledged Collateral"):

             (a) The shares of stock of Sun Microsystems, Inc, a Delaware corporation ("Issuer") more particularly described on Schedule A attached hereto (the "Shares") and any additional shares of stock of Issuer hereafter acquired by Debtor (collectively with the Shares, the "Pledged Shares");

             (b) All dividends (including cash dividends), other distributions (including stock redemption proceeds), or other property, securities or instruments in respect of or in exchange for the Pledged Shares, whether by way of dividends, stock dividends, recapitalizations, mergers, consolidations, split-ups, combinations or exchanges of shares or otherwise; and

             (c) All proceeds of the foregoing ("Proceeds").

         3. Security for Obligations. The obligations secured by this Pledge Agreement (the "Obligations") shall mean and include all loans, advances, debts, liabilities and obligations, howsoever arising, owed by Debtor to the Secured Party of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), now existing or hereafter arising under or pursuant to the terms of the Promissory Note, including, all interest, fees, charges, expenses, attorneys' fees and costs and accountants' fees and costs chargeable to and payable by Debtor hereunder and thereunder, in each case, whether direct or indirect, absolute or contingent, due or to become due, and whether or not arising after the commencement of a proceeding under Title 11 of the United States Code (11 U.S.C. Section 101 et seq.), as amended from time to time (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding.

         4. Delivery of Pledged Collateral. All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to Secured Party and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Secured Party.

         5. Representations and Covenants. Debtor hereby represents and warrants as follows:

             (a) Issuance of Pledged Shares, Etc. The Pledged Shares are owned by Debtor free and clear of any and all liens, pledges, encumbrances or charges (other than the lien created in favor of Secured Party by this Pledge Agreement), and Debtor has not optioned or otherwise agreed to sell, hypothecate, pledge, or otherwise encumber or dispose of the Pledged Shares.

             (b) Security Interest. The pledge of the Pledged Collateral creates a valid security interest in the Pledged Collateral, which security interest is a perfected and first priority security interest, securing the payment of the Obligations and the obligations hereunder.

             (c) Restatement of Representations and Warranties. On and as of the date any property becomes Pledged Collateral, the foregoing representations and warranties shall apply to such additional Pledged Collateral.

             (d) Liens on Pledged Collateral. Debtor agrees not to create, incur, assume or suffer to exist any lien or security interest of any kind upon the Pledged Collateral.

         6. Further Assurances.

             (a) Additional Instruments. Debtor agrees that at any time and from time to time, at Debtor's expense, Debtor will promptly execute and deliver all further instruments and documents, including without limitation all additional Pledged Shares, and take all further action, that may be necessary or desirable, or that Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

             (b) Margin Regulations. In the event that the credit extended pursuant to this Pledge Agreement and the Promissory Note is now or later classified as "purpose credit" as such term is defined under Regulation U of the Board of Governors of the Federal Reserve System ("Regulation U") and Secured Party is classified as a "lender" within the meaning of Regulation U, Debtor agrees to cooperate with Secured Party in making any amendments to the Promissory Note or providing any additional collateral as may be necessary to comply with such regulations.

         7. Voting Rights; Dividends; Etc.

             (a) Rights Prior to an Event of Default. So long as no Event of Default shall have occurred and be continuing:

                 (i) Debtor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Shares or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement.

                 (ii) Debtor shall be entitled to receive and retain free and clear of the security interest of Secured Party hereunder any and all dividends and interest paid in respect of the Pledged Shares, provided, however, that any and all (A) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for any Pledged Shares, (B) dividends and other distributions paid or payable in cash in respect of any Pledged Shares in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and (C) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Pledged Shares, shall be, and shall be forthwith delivered to Secured Party to hold as, Pledged Collateral and shall, if received by Debtor, be received in trust for the benefit of Secured Party, be segregated from the other property or funds of Debtor and be forthwith delivered to Secured Party as Pledged Collateral in the same form as so received (with any necessary endorsement) to be held as part of the Pledged Collateral.

             (b) Rights Following an Event of Default. Upon the occurrence and during the continuance of an Event of Default:

                 (i) All rights of Debtor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to
Section 7(a)(i) and to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii) shall cease and all such rights shall thereupon become vested in Secured Party which shall thereupon have the sole right, but not the obligation, to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such dividends and interest payments.

                 (ii) All dividends and interest payments which are received by Debtor contrary to the provisions of subparagraph (i) of this Section 7(b) shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Debtor and shall be forthwith delivered to Secured Party as Pledged Collateral in the same form as so received (with any necessary endorsement).

         8. Events of Default.

             (a) Event of Default. An "Event of Default" shall mean the occurrence of one or more of the following described events and the continuance of such event for a period of ten days following the occurrence thereof:

                 (i) Debtor shall default in the payment of principal or interest on the Promissory Note when the same is due, or default in the payment of any expense or other amount payable under the Promissory Note or under this Pledge Agreement; or

                 (ii) Debtor shall breach the provisions of Section 5(d) of this Pledge Agreement; or

                 (iii) Debtor shall default in the performance or any covenant, agreement or obligation (other than a covenant, agreement or obligation referred to in Section 8(a)(i) or Section 8(a)(ii) of this Pledge Agreement) contained in the Promissory Note, the Subscription Agreement or this Pledge Agreement and Debtor shall fail to cure such default within ten (10) days after written notice thereof from Secured Party.

             (b) Rights Under the UCC. In addition to all other rights granted hereby, by the Promissory Note and by law, Secured Party shall have, with respect to the Pledged Collateral, the rights and obligations of a secured party under the UCC.

             (c) Notice, Etc. In any case where notice of sale is required, ten
(10) days' notice shall be deemed reasonable notice. Secured Party may have resort to the Pledged Collateral or any portion thereof with no requirement on the part of Secured Party to proceed first against any other Person or property.

             (d) Other Remedies. Upon the occurrence and during the continuance of an Event of Default, (i) at the request of Secured Party, Debtor shall assemble and make available to Secured Party all records relating to the Pledged Shares at any place or places specified by Secured Party, together with such other information as Secured Party shall request concerning Debtor's ownership of the Pledged Shares and relationship to Issuer; and (ii) Secured Party or its nominee shall have the right, but shall not be obligated, to vote or give consent with respect to the Pledged Shares or any part thereof.

         9. Secured Party Appointed Attorney-in-Fact.

         Debtor hereby appoints Secured Party as Debtor's attorney-in-fact, with full authority in the place and stead of Debtor and in the name of Debtor or otherwise, from time to time in Secured Party's discretion and to the full extent permitted by law to take any action and to execute any instrument which Secured Party may deem reasonably necessary or advisable to accomplish the purposes of this Pledge Agreement in accordance with the terms and provisions hereof, including without limitation, to receive, endorse and collect all instruments made payable to Debtor representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same.

         Debtor hereby ratifies all reasonable actions that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable. The powers conferred on Secured Party hereunder are solely to protect its interests in the Pledged Collateral and shall not impose any duty upon Secured Party to exercise any such powers. Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and in no event shall Secured Party or any of its officers, directors, employees or agents be responsible to Debtor for any act or failure to act, except for gross negligence or willful misconduct.

         10. Miscellaneous.

             (a) Notices. Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon Secured Party or Debtor under this Pledge Agreement shall be in writing and telecopied, mailed or delivered to each party at its telecopier number or address set forth on the signature page of this Pledge Agreement (or to such other telecopier number or address for any party as indicated in any notice given by that party to the other party). All such notices and communications shall be effective (a) when sent by Federal Express or other overnight service of recognized standing, on the business day following the deposit with such service; (b) when mailed by registered or certified mail, first class postage prepaid and addressed as aforesaid through the United States Postal Service, upon receipt; (c) when delivered by hand, upon delivery; and (d) when telecopied, upon confirmation of receipt.

             (b) Nonwaiver. No failure or delay on Secured Party's part in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right.

             (c) Amendments and Waivers. This Pledge Agreement may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by Debtor and Secured Party. Each waiver or consent under any provision hereof shall be effective only in the specific instances for the purpose for which given.

             (d) Assignments. This Pledge Agreement shall be binding upon and inure to the benefit of Secured Party and Debtor and their respective successors and assigns.

             (e) Cumulative Rights, etc. The rights, powers and remedies of Secured Party under this Pledge Agreement shall be in addition to all rights, powers and remedies given to Secured Party by virtue of any applicable law, rule or regulation of any governmental authority, the Promissory Note or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Secured Party's rights hereunder. Debtor waives any right to require Secured Party to proceed against any Person or to exhaust any Pledged Collateral or to pursue any remedy in Secured Party's power.

             (f) Partial Invalidity. If any time any provision of this Pledge Agreement is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Pledge Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

             (g) Expenses. Each of Debtor and Secured Party shall bear its own costs in connection with the preparation, execution and delivery of, and the exercise of its duties under, this Pledge Agreement.

             (h) Governing Law. This Pledge Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without reference to conflicts of law rules (except to the extent governed by the UCC).

             (i) Jury Trial. EACH OF DEBTOR AND SECURED PARTY, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT.

                  [Remainder of page intentionally left blank.]

         IN WITNESS WHEREOF, Debtor has caused this Pledge Agreement to be executed as of the day and year first above written.




                                            ROBERT L. LONG


                                            /s/ Robert L. Long


                                            ADDRESS:
                                            ____________________________________

                                            ____________________________________

                                            Telephone:__________________________

                                            Facsimile:__________________________

         ACKNOWLEDGED:

         SUN MICROSYSTEMS, INC.

         By:_______________________________

         Name:_____________________________

         Title:____________________________


         ADDRESS:
         __________________________________

         __________________________________

         Telephone:________________________

         Facsimile:________________________

                                   SCHEDULE A

                               TO PLEDGE AGREEMENT

                                     SHARES

        Issuer           Certificate Number   Certificate Date    Registered Holder    Number of Shares
        ------           ------------------   ----------------    -----------------    ----------------
Sun Microsystems, Inc.       Book Entry                             Robert L. Long          93,364

                           STOCK POWER AND ASSIGNMENT
                            SEPARATE FROM CERTIFICATE


         FOR VALUE RECEIVED and pursuant to that certain Stock Pledge Agreement dated as of ______________, the undersigned hereby sells, assigns and transfers unto _______________________________, ______________________ (______) shares of
Common Stock of Sun Microsystems, Inc., a Delaware corporation, standing in the undersigned's name on the books of said corporation represented by certificate number _______ delivered herewith, and does hereby irrevocably constitute and appoint ________________________ as attorney-in-fact, with full power of substitution, to transfer said stock on the books of said corporation.

Dated:

                                            ____________________________________
                                            (Signature)

                                            ____________________________________
                                            (Please Print Name)

                                            ____________________________________
                                            (Spouse's Signature, if any)

                                            ____________________________________
                                            (Please Print Name)

         This Assignment Separate From Certificate was executed in conjunction with the terms of a Stock Pledge Agreement between the above assignor and Sun Microsystems, Inc., dated as of [DATE] __, 200_.


INSTRUCTION: PLEASE DO NOT FILL IN ANY BLANKS OTHER THAN THE SIGNATURE AND NAME LINES.

                                    EXHIBIT B

                             SUN MICROSYSTEMS, INC.
                          STOCK OPTION EXERCISE NOTICE
                     AND IRREVOCABLE SUBSCRIPTION AGREEMENT




Attn: Stock Administrator


Ladies and Gentlemen:


         I, Robert L. Long, irrevocably elect to exercise my option to purchase an aggregate of 95,000 shares of common stock at an exercise price of $3.6172 per share (the "Shares") of Sun Microsystems, Inc. (the "Company") under and pursuant to the Nonstatutory Stock Option Agreement(s) attached as Exhibit A hereto and incorporated herein by this reference (the "Option Agreements") granted to me by the Company pursuant to the Company's 1988 Directors' Stock Option Plan.

         I agree to make full payment of the option exercise price for the Shares within the fifteen day period following the date on which the Company's General Counsel notifies me, together with the other directors and/or executive officers of the Company subject to Section 16 of the Securities Exchange Act of 1934, that the trading window governed by the Company's insider trading policy is open. I further agree that payment of the exercise price shall be (1) in cash, (2) by tender of stock of the Company having a fair market value not less than the option exercise price and held by me for at least six (6) months prior to the their tender, or (3) by such other consideration as may have been approved by the Board of Directors of the Company at the time these options were granted as specified in the applicable Option Agreement. In addition, I will make adequate provision for federal and state income tax withholding obligations of the Company, if any, which arise by virtue of my exercise, in whole or in part, of these options.

         I represent and agree that the Shares are being acquired by me in accordance with and subject to the terms, provisions and conditions of the Option Agreements, to all of which I hereby expressly assent. In addition, I acknowledge that my obligations hereunder are secured pursuant to the terms of that certain Security Agreement executed simultaneously herewith. These agreements shall bind and inure to the benefit of my heirs, legal representatives, successors and assigns.

         I UNDERSTAND THAT THIS EXERCISE NOTICE AND IRREVOCABLE SUBSCRIPTION AGREEMENT MAY NOT BE REVOKED, ALTERED, AMENDED OR TERMINATED. I FURTHER ACKNOWLEDGE THAT THE MARKET VALUE OF THE SHARES RECEIVED ON EXERCISE OF THE OPTIONS MAY DECREASE IN VALUE, AND REGARDLESS OF ANY SUCH DECREASE I WILL BE LIABLE

UNDER ALL CIRCUMSTANCES FOR PAYMENT OF THE FULL EXERCISE PRICE, WITHOUT EXCEPTION. I HAVE ALSO BEEN ADVISED TO CONSULT MY TAX ADVISOR CONCERNING THE EXERCISE OF THE SUBJECT OPTIONS AND THE ADVISABILITY OF ENTERING INTO ANY TAX OR OTHER ELECTIONS IN CONNECTION THEREWITH.

My address of record is:

_________________________________

_________________________________

_________________________________

and my Social Security Number is:

_________________________________

                                             Very truly yours,

                                             /s/ Robert L. Long

           _________________________________


         The undersigned, being the spouse of the optionee exercising the options set forth above, does hereby acknowledge that the undersigned has read and is familiar with the provisions of the above Stock Option Exercise Notice and Irrevocable Subscription Agreement and the Option Agreements, and the undersigned hereby agrees to such Agreements and joins in them to the extent, if any, that the agreement and joinder of the undersigned may be necessary.

Date:_____________________




Receipt of the above is hereby acknowledged.

By:________________________________

Dated:_____________________________